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                                                                  EXHIBIT 10.17

                                                                  EXECUTION COPY

                                LETTER AMENDMENT

                                             Dated as of October 4, 2002

To the banks, financial institutions
   and other institutional lenders
   (collectively, the "Lenders") parties
   to the Credit Agreement referred to
   below and to Citibank, N.A., as agent
   (the "Agent") for the Lenders

Ladies and Gentlemen:

                  We refer to the Credit Agreement dated as of June 21, 2002 (the "Credit Agreement") among the undersigned and you. Capitalized terms not otherwise defined in this Letter Amendment have the same meanings as specified in the Credit Agreement.

                  It is hereby agreed by you and us that the Credit Agreement is, effective as of the date of this Letter Amendment, hereby amended as follows:

                  (a) Section 3.01(i) is amended in full to read as follows:

                  "(i)     The Borrower shall have received not less than
         $825,000,000 of proceeds (net of underwriting commissions) from the sum of (i) cash raised from the issuance of common shares in the Borrower's initial public offering; (ii) cash raised from the private placement of common shares to one or more strategic investor(s); and (iii) cash contributed by The St. Paul Companies, Inc."

                  (b) Section 6.01(i) is amended in full to read as follows:

                  "(i)     (x) Any Insurance Subsidiary, after having obtained a
         financial strength rating from A.M. Best Company (a "Rating"), shall fail to maintain a Rating of A- or better, (y) any of Platinum Underwriters Reinsurance, Inc. and Platinum Underwriters Bermuda, Ltd. shall not have obtained a Rating within 30 days after the Effective Date or (z) Platinum Re (UK) Limited shall not have obtained a Rating within 30 days after obtaining a License from the Financial Services Authority in the United Kingdom".

                  This Letter Amendment shall become effective as of the date first above written when, and only when, on or before October 4, 2002, the Agent shall have received counterparts of this Letter Amendment executed by the undersigned and all of the Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Letter Amendment. This Letter Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

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                  On and after the effectiveness of this Letter Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment.

                  The Credit Agreement and the Notes, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

                  If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least two counterparts of this Letter Amendment to Susan L. Hobart, Shearman & sterling, 599 Lexington Avenue, New York, New York 10022.

                  This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

                  This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                                   Very truly yours,

                                   PLATINUM UNDERWRITERS HOLDINGS, LTD.

                                   By /s/ Jerome T. Fadden
                                      ---------------------------------------
                                      Title: President and Chief Executive
                                             Officer

Agreed as of the date first above written:

CITIBANK, N.A.,
         as Agent and as Lender

By /s/ M.A. Taylor
   ---------------------------
   Title: MICHAEL A. TAYLOR, VP
              Citibank N.A.
           388 Greenwich Street
               22nd Floor
              212-816-4033

JPMORGAN CHASE BANK

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JPMORGAN CHASE BANK

By /s/ Helen L. Newcomb
   ---------------------------
   Title: Vice President

BANK OF AMERICA, N.A.

By /s/ Leslie Reed
   ---------------------------
   Title: Vice President

FLEET NATIONAL BANK

By [SIGNATURE ILLEGIBLE]
   ---------------------------
   Title: Portfolio Manager

STATE STREET BANK AND TRUST COMPANY

By /s/ Edward M. Anderson
   --------------------------------------------
   Title: Vice President